Exhibit 10.16

          FIRST AMENDMENT, dated as of March 14, 1997 (this "First Amendment"), to the Credit Agreement, dated as of August 31, 1995 (the "Credit Agreement"), among MARCUS CABLE OPERATING COMPANY, L.P., a Delaware limited partnership (the "Borrower"), MARCUS CABLE COMPANY, L.P., a Delaware limited partnership (the "Parent"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Co-Agent (in such capacity, the "Co-Agent"), BANQUE PARIBAS, THE CHASE MANHATTAN BANK, CITIBANK, N.A., THE FIRST NATIONAL BANK OF BOSTON, PEARL STREET L.P. and UNION BANK, as Managing Agents (in such capacity, the "Managing Agents"), CHASE SECURITIES INC., CITICORP SECURITIES, INC., THE FIRST NATIONAL BANK OF BOSTON, GOLDMAN, SACHS & CO., PARIBAS CAPITAL MARKETS and UNION BANK, as Co-Arrangers (in such capacity, the "Co-Arrangers"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as Administrative Agent.

                      W I T N E S S E T H :

          WHEREAS, the Borrower and the Parent wish to amend certain provisions of the Credit Agreement as hereinafter provided; and

          WHEREAS, the parties hereto are willing to so amend the Credit Agreement on the terms and conditions provided herein;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

          1. Amendments to Credit Agreement. (a) The definition of "Applicable ECF Percentage" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Applicable ECF Percentage": the percentage set forth below opposite the applicable Status (determined as of the last day of the fiscal year of the Borrower immediately preceding the relevant date of determination):


             Status                     Percentage
     Level I, II, III, IV or V                0%
     Level VI, VII, VIII, IX or X            50%


          (b) The grid set forth in paragraph (a) of the definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby replaced by the following grid:

                    Applicable Margin - Eurodollar Loans


Status              Revolving Credit    Tranche B      Applicable
                    Loans and Tranche A Term Loan      Margin -
                    Term Loans                         ABR Loans
Level I, II or III       0.750%           2.00%             0%
Level IV                 0.875%           2.00%             0%
Level V                  1.125%           2.00%         0.125%
Level VI                 1.375%           2.00%         0.375%
Level VII                1.375%           2.25%         0.375%
Level VIII               1.50%            2.25%         0.500%
Level IX                 1.75%            2.25%         0.750%
Level X                  2.00%            2.25%         1.000%


          (c) Clause (ii) of the proviso to paragraph (a) of the definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended by changing the percentage
"1.25%" to the percentage "1.00%".

          (d) Section 5.2 of the Credit Agreement is hereby amended by deleting the date "December 31, 1994" contained therein and substituting in lieu thereof the date "December 31, 1995".

          (e)  The amount "$25,000,000" in Section 8.2(l) of the
Credit Agreement is hereby changed to the amount "$75,000,000".

          (f)  The amount "$1,000,000" in Section 8.3(s) of the
Credit Agreement is hereby changed to the amount "$5,000,000".

          (g) The parenthetical "(substantially all of which consist of cable systems)" is hereby deleted from Sections 8.8(f) and 8.8(g) of the Credit Agreement.

          (h) The words "in any Permitted Line of Business" are hereby inserted immediately before the proviso in Section 8.8(g) of the Credit Agreement.

          (i) The words "and acquisitions financed with Reinvestment Deferred Amounts" are hereby inserted immediately after the reference "IV" in Section 8.8(g) of the Credit Agreement.

          (j)  The amount "$25,000,000" in Section 8.8(j) of the
Credit Agreement is hereby changed to the amount "$75,000,000".

          (k)  The amount "$25,000,000" in Section 8.9 of the
Credit Agreement is hereby changed to the amount "$75,000,000".

          (l) The reference "(x)" is hereby inserted immediately after the words "so long as" in Section 8.9 of the Credit Agreement and the words "and (y) the aggregate amount so expended in connection with such payments, prepayments, redemptions or purchases of Indebtedness of the Parent does not exceed
$25,000,000" are hereby added to the end of Section 8.9 of the Credit Agreement.

          (m)  The first sentence of Section 8.17 of the Credit
Agreement is hereby replaced with the following sentence:

          "Enter into any business, either directly or through any Subsidiary, except for (a) those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement, (b) businesses which are reasonably similar or related thereto or reasonable extensions thereof and (c) businesses in which other Persons in the cable industry are generally engaged (each, a "Permitted
          Line of Business").

          (n) References in the Credit Agreement to Chemical Bank are hereby changed to references to The Chase Manhattan Bank.
References in the Credit Agreement to Chemical Securities Inc. are hereby changed to references to Chase Securities Inc.

          (o) Effective on the First Amendment Effective Date (as defined below), (i) the aggregate Revolving Credit Commitments shall be increased from $310,000,000 to $360,000,000, (ii) each Person listed on Annex I hereto that is not already a Lender shall become a party to the Credit Agreement as a "Lender" thereunder and shall be bound by the provisions thereof and (iii) the respective
Revolving Credit Commitments, Tranche A Term Loans, Tranche B-1
Term Loans and Tranche B-2 Term Loans of the Lenders shall be as set forth on Annex I hereto. Increases or decreases of the respective principal amounts of the Loans owing to the Lenders from the amounts owing to the Lenders immediately prior to the First
Amendment Effective Date (including, without limitation, increases or decreases in Revolving Credit Loans to the extent necessary to cause the outstanding Revolving Credit Loans to be held by the Revolving Credit Lenders pro rata according to their respective
Revolving Credit Commitments after giving effect to this First
Amendment) shall be effected pursuant to procedures specified in written notices from the Administrative Agent to the relevant
Lenders. The Borrower agrees to pay to the relevant Lenders amounts of the type described in Section 4.11 of the Credit
Agreement (or amounts of a similar nature) arising from the procedures referred to in the preceding sentence.

          2.  Representations and Warranties on First Amendment
Effective Date. Each of the representations and warranties made by the Parent or the Borrower in Sections 5.1 through 5.20 of the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the First Amendment Effective Date, as if made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date."

          3. Conditions to Effective Date. This First Amendment shall become effective on the date (the "First Amendment Effective
Date") of satisfaction of the following conditions precedent:

               (a) First Amendment. The Administrative Agent shall have received (a) counterparts hereof, executed by all of the parties listed on the signature pages hereof, and (b) in the case of each Lender and each Exiting
          Lender (as defined in Paragraph 6 below), an Addendum to this First Amendment executed by such Lender or Exiting
          Lender.

               (b) Legal Opinion. The Administrative Agent shall have received the executed legal opinion of Baker & Botts
          L.L.P., counsel to the Borrower, substantially in the form of the opinion of such counsel rendered on the Initial Term Loan Availability Date with changes therein to reflect that such opinion is in respect of this First
          Amendment and is rendered on the First Amendment
          Effective Date.

          4. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          5.  GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS
AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE
OF NEW YORK.

          6.  Exiting Lenders.  Each Lender which after the First
Amendment Effective Date no longer holds Loans or a Revolving
Credit Commitment (an "Exiting Lender") is executing this First
Amendment (through an Addendum) solely for the purpose of acknowledging that its rights and obligations in respect of its Loans and Revolving Credit Commitment (if any) will terminate on the First Amendment Effective Date upon repayment in full (or purchase by another Lender) of all amounts owing to it under the Credit Agreement on the First Amendment Effective Date. The modifications effected by this First Amendment are being approved by Lenders holding 100% of the Term Loans and Revolving Credit
Commitments after giving effect to the repayment of the Loans and the termination of the Revolving Credit Commitments of the Exiting
Lenders (or purchase of any such Loans or Revolving Credit
Commitments by other Lenders) on the First Amendment Effective
Date. IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                         MARCUS CABLE OPERATING COMPANY, L.P.

                         By:  MARCUS CABLE COMPANY, L.P.
                              General Partner

                              By:   MARCUS CABLE PROPERTIES, L.P.
                                   General Partner

                                   By:  MARCUS CABLE PROPERTIES,
                                                            INC.
                                        General Partner

                                        By:
                                        Name:
                                        Title:

                         MARCUS CABLE COMPANY, L.P.

                         By:  MARCUS CABLE PROPERTIES, L.P.
                              General Partner

                               By: MARCUS CABLE PROPERTIES, INC.                     General Partner

                                   By:
                                        Name:
                                        Title:

                         THE CHASE MANHATTAN BANK, as
                         Administrative Agent
                         By:
                              Name:
                              Title:

                         The Co-Arrangers:

                         CHASE SECURITIES INC.

                         By:
                              Name:
                              Title:






                         CITICORP SECURITIES, INC.

                         By:
                              Name:
                              Title:

                         THE FIRST NATIONAL BANK OF BOSTON

                         By:
                              Name:
                              Title:

                         GOLDMAN, SACHS & CO.


                         (Goldman, Sachs & Co.)

                         PARIBAS CAPITAL MARKETS

                         By:
                              Name:
                              Title:

                         By:
                              Name:
                              Title:

                         UNION BANK

                         By:
                              Name:
                              Title:

                         The Managing Agents:

                         BANQUE PARIBAS, as a Managing Agent

                         By:
                              Name:
                              Title:

                         By:
                              Name:
                              Title:

                         THE CHASE MANHATTAN BANK, as a Managing
                         Agent and as an Issuing Lender

                         By:
                              Name:
                                                                                     Title:
CITIBANK, N.A., as a Managing Agent

                         By:
                              Name:
                              Title:

                         THE FIRST NATIONAL BANK OF BOSTON, as a
                         Managing Agent

                         By:
                              Name:
                              Title:

                         GOLDMAN SACHS CREDITOR PARTNERS L.P., as a Managing Agent

                         By:
                              Name:
                              Title:

                         UNION BANK, as a Managing Agent

                         By:
                              Name:
                              Title:

                         FIRST UNION NATIONAL BANK OF NORTH
                         CAROLINA, as Co-Agent

                         By:
                              Name:
                              Title:
